Exhibit 17.1

1933 Act File No.                    1940 Act File No.



                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            XX

Pre-Effective Amendment No.      .................

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    XX

Amendment No.      ...............................

                           FEDERATED GROWTH TRUST

             (Exact name of Registrant as Specified in Charter)

             421 Seventh Avenue, Pittsburgh, Pennsylvania 15219
                  (Address of Principal Executive Offices)

                               (412) 288-1900
                       (Registrant's Telephone Number)

 John W. McGonigle, Esq., 421 Seventh Avenue, Pittsburgh, Pennsylvania 15219
                   (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering      As soon as possible after
                                      effectiveness of Registration
                                      Statement.


                         Copies to:

Thomas J. Donnelly, Esquire        Charles H. Morin, Esquire
Houston, Houston & Donnelly        Dickstein, Shapiro & Morin
2510 Centre City Tower             2101 L Street, N.W.
650 Smithfield Street              Washington, D.C.  20037
Pittsburgh, Pennsylvania 15222

Pursuant to the provisions of Rule 24f-2 of the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of shares.

                       Amendment Pursuant to Rule 473

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting